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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                               Amendment No. 1 to
                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 1, 1996


                           ESSENTIAL RESOURCES, INC.
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                Exact name of registrant as specified in charter


            Nevada                   33-55254                 87-0485317
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(State or other jurisdiction       (Commission              (IRS Employer)
       of incorporation)           File Number)           Identification No.)


412 Pleasant Valley Way, West Orange, NJ                       07052
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code           (201) 669-2809
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(Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On October 1, 1996, the Company, by action of the Board of Directors, dismissed Smith & Company from its engagement as the Registrant's principal accountant.

         The report of Smith & Company on the Registrant's financial statements for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of Smith & Company, through October 1, 1996, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Smith & Company's satisfaction, would have caused Smith & Company to make reference in connection with its reports to the subject matter of the disagreement.

         On October 1, 1996, the Registrant appointed BDO Seidman LLP as the Registrant's principal accountant to audit the Registrant's financial statements for the year ended June 30, 1996.

                                    EXHIBITS

Exhibit 1      Letter of Smith & Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ESSENTIAL RESOURCES, INC.
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                                                         (registrant)


Dated: October 22, 1996                           By: /s/PHILLIP COOK
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                                                      Phillip Cook,
                                                      President

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